Exhibit 99.1

Expedia, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Information

Spin-off

Following the close of trading on the Nasdaq Stock Market on December 20, 2011, Expedia, Inc. (“Expedia”) completed the spin-off of TripAdvisor, Inc. (“TripAdvisor”) to Expedia stockholders. TripAdvisor consists of the domestic and international operations previously associated with Expedia’s TripAdvisor Media Group and is now a separately traded public company. Expedia continues to own and operate its remaining businesses—the domestic and international operations of its travel transaction brands including Expedia.com, Hotels.com, eLong, Hotwire, Egencia, Expedia Affiliate Network, CruiseShipCenters, Venere, Classic Vacations and carrentals.com—as separately traded public company.

Unaudited Pro Forma Information

The following pro forma condensed consolidated financial information is based on the historical financial statements of Expedia, including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of Expedia’s spin-off of TripAdvisor.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011 and for the years ended December 31, 2010, 2009 and 2008 assume that the spin-off occurred as of January 1, 2008. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 is presented as if the spin-off had occurred as of September 30, 2011.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not purport to represent what the results of operations or financial position of Expedia would actually have been had the spin-off occurred on the dates noted above, or to project the results of operations or financial position of Expedia for any future periods. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable. Unless otherwise indicated, the pro forma adjustments are directly attributable to the spin-off and are expected to have a continuing impact on the results of operations of Expedia. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma condensed consolidation financial information have been made.

The accompanying unaudited pro forma condensed consolidated financial information should be read in conjunction with the notes thereto and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and Expedia’s consolidated financial statements and notes thereto included in Expedia’s Annual Report on Form 10-K for the year ended December 31, 2010, and Expedia’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.

EXPEDIA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2011

(In thousands)

	Historical	Discontinued Operations Adjustments (a)	Continuing Operations	Pro Forma Adjustments		Unaudited Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$1,453,508	$188,318	$1,265,190	$405,516	(b)	$1,274,557
				(396,149	)(c)
Restricted cash and cash equivalents	18,555	—	18,555	—		18,555
Short-term investments	552,411	—	552,411	—		552,411
Accounts receivable	431,064	73,589	357,475	—		357,475
Prepaid expenses and other current assets	142,635	5,664	136,971	—		136,971

Total current assets	2,598,173	267,571	2,330,602	9,367		2,339,969
Property and equipment, net	340,972	33,576	307,396	—		307,396
Long-term investments and other assets	305,129	3,227	301,902	—		301,902
Intangible assets, net	779,248	45,769	733,479	—		733,479
Goodwill	3,653,161	784,046	2,869,115	—		2,869,115

TOTAL ASSETS	$7,676,683	$1,134,189	$6,542,494	$9,367		$6,551,861

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, merchant	$893,668	$—	$893,668	$—		$893,668
Deferred merchant bookings	1,051,226	—	1,051,226	—		1,051,226
Accounts payable, other	213,201	24,240	188,961	—		188,961
Deferred revenue	36,477	19,733	16,744	—		16,744
Accrued expenses and other current liabilities	421,697	81,745	339,952	—		339,952

Total current liabilities	2,616,269	125,718	2,490,551	—		2,490,551
Long-term debt	1,645,414	396,149	1,249,265	—		1,249,265
Deferred income taxes, net	258,326	(15,689)	274,015	—		274,015
Other long-term liabilities	118,654	13,774	104,880	—		104,880

Commitments and contingencies

Stockholders’ equity:
Preferred stock	—	—	—	—		—
Common stock	351	—	351	(176	)(d)	175
Class B common stock	26	—	26	(13	)(d)	13
Additional paid-in capital	6,153,688	616,711	5,536,977	189	(d)	5,546,533
				9,367	(b), (c)
Treasury stock - common stock, at cost	(2,449,884)	—	(2,449,884)	—		(2,449,884)
Retained earnings (deficit)	(792,567)	—	(792,567)			(792,567)
Accumulated other comprehensive income (loss)	(13,819)	(2,474)	(11,345)	—		(11,345)
Noncontrolling interest	140,225	—	140,225	—		140,225

Total stockholders’ equity	3,038,020	614,237	2,423,783	9,367		2,433,150

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,676,683	$1,134,189	$6,542,494	$9,367		$6,551,861

See accompanying notes to unaudited pro forma condensed consolidated financial information.

EXPEDIA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2011

(In thousands, except for per share data)

	Historical	Discontinued Operations Adjustments (a)	Continuing Operations	Pro Forma Adjustments		Unaudited Pro Forma
Revenue	$2,986,646	$324,770	$2,661,876	$(18,000	)(e)	$2,643,876

Costs and expenses:
Cost of revenue (1)	586,063	8,192	577,871	(3,130	)(e)	574,741
Selling and marketing (1)	1,143,229	(16,331)	1,159,560	(14,870	)(e)	1,144,690
Technology and content (1)	330,222	51,842	278,380	—		278,380
General and administrative (1)	271,283	32,286	238,997	(1,432	)(f)	245,723
				8,158	(g)
Other operating expense	31,286	12,182	19,104	—		19,104

Operating income	624,563	236,599	387,964	(6,726)		381,238

Total other expense, net	(82,853)	(27,382)	(55,471)	—		(55,471)

Income from continuing operations before income taxes	541,710	209,217	332,493	(6,726)		325,767
Provision for income taxes	(138,205)	(71,588)	(66,617)	2,434	(h)	(64,183)

Net income from continuing operations	403,505	137,629	265,876	(4,292)		261,584
Net income from continuing operations attributable to noncontrolling interests	(1,539)	(118)	(1,421)	—		(1,421)

Net income from continuing operations attributable to Expedia, Inc. common shareholders	$401,966	$137,511	$264,455	$(4,292)		$260,163

Earnings per share from continuing operations (d)
Basic	$2.94		$1.94			$1.90
Diluted	2.89		1.90			1.83

Shared used in computing earning per share from continuing operations (d)
Basic	136,632		136,632			136,632
Diluted	139,271		139,271	2,633		141,903

Dividends declared per common share	$0.21		$0.21			$0.21

(1) Includes stock-based compensation as follows:
Cost of revenue	$1,975	$—	$1,975	$—		$1,975
Selling and marketing	10,173	1,962	8,211	—		8,211
Technology and content	11,812	2,277	9,535	—		9,535
General and administrative	21,852	2,239	19,613	8,158	(g)	27,771

See accompanying notes to unaudited pro forma condensed consolidated financial information.

EXPEDIA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2010

(In thousands, except for per share data)

	Historical	Discontinued Operations Adjustments (a)	Continuing Operations	Pro Forma Adjustments		Unaudited Pro Forma
Revenue	$3,348,109	$314,464	$3,033,645	$(17,555	)(e)	$3,016,090

Costs and expenses:
Cost of revenue (1)	692,832	7,345	685,487	(3,055	)(e)	682,432
Selling and marketing (1)	1,204,141	(30,640)	1,234,781	(14,500	)(e)	1,220,281
Technology and content (1)	362,447	53,667	308,780	—		308,780
General and administrative (1)	314,109	38,355	275,754	(1,572	)(f)	282,979
				8,797	(g)
Other operating expense	42,665	14,609	28,056	—		28,056

Operating income	731,915	231,128	500,787	(7,225)		493,562

Total other expense, net	(111,347)	(36,399)	(74,948)	—		(74,948)

Income from continuing operations before income taxes	620,568	194,729	425,839	(7,225)		418,614
Provision for income taxes	(195,008)	(74,666)	(120,342)	2,629	(h)	(117,713)

Net income from continuing operations	425,560	120,063	305,497	(4,596)		300,901
Net income from continuing operations attributable to noncontrolling interests	(4,060)	(178)	(3,882)	—		(3,882)

Net income from continuing operations attributable to Expedia, Inc. common shareholders	$421,500	$119,885	$301,615	$(4,596)		$297,019

Earnings per share from continuing operations (d)
Basic	$2.98		$2.14			$2.10
Diluted	2.93		2.09			2.05

Shared used in computing earning per share from continuing operations (d)
Basic	141,233		141,233			141,233
Diluted	144,014		144,014	958		144,972

Dividends declared per common share	$0.28		$0.28			$0.28

(1) Includes stock-based compensation as follows:
Cost of revenue	$2,401	$—	$2,401	—		$2,401
Selling and marketing	13,867	2,101	11,766	—		11,766
Technology and content	14,326	2,661	11,665	—		11,665
General and administrative	29,096	2,421	26,675	8,797	(g)	35,472

See accompanying notes to unaudited pro forma condensed consolidated financial information.

EXPEDIA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2009

(In thousands, except for per share data)

	Historical	Discontinued Operations Adjustments (a)	Continuing Operations	Pro Forma Adjustments		Unaudited Pro Forma
Revenue	$2,955,426	$212,375	$2,743,051	$(14,500	)(e)	$2,728,551

Costs and expenses:
Cost of revenue (1)	607,251	4,569	602,682	(2,600	)(e)	600,082
Selling and marketing (1)	1,027,062	(34,035)	1,061,097	(11,900	)(e)	1,049,197
Technology and content (1)	319,708	37,074	282,634	—		282,634
General and administrative (1)	290,484	17,290	273,194	(1,774	)(f)	277,471
				6,051	(g)
Other operating expense	139,507	13,806	125,701	—		125,701

Operating income	571,414	173,671	397,743	(4,277)		393,466

Total other expense, net	(113,391)	(35,424)	(77,967)	—		(77,967)

Income from continuing operations before income taxes	458,023	138,247	319,776	(4,277)		315,499
Provision for income taxes	(154,400)	(52,898)	(101,502)	1,547	(h)	(99,955)

Net income from continuing operations	303,623	85,349	218,274	(2,730)		215,544
Net (income) loss from continuing operations attributable to noncontrolling interests	(4,097)	212	(4,309)	—		(4,309)

Net income from continuing operations attributable to Expedia, Inc. common shareholders	$299,526	$85,561	$213,965	$(2,730)		$211,235

Earnings per share from continuing operations (d)
Basic	$2.08		$1.48			$1.47
Diluted	2.05		1.46			1.44

Shared used in computing earning per share from continuing operations (d)
Basic	144,107		144,107			144,107
Diluted	146,071		146,071	670		146,740

(1) Includes stock-based compensation as follows:
Cost of revenue	$2,285	$—	$2,285	—		$2,285
Selling and marketing	12,440	1,885	10,555	—		10,555
Technology and content	15,700	2,276	13,424	—		13,424
General and administrative	31,236	1,744	29,492	6,051	(g)	35,543

See accompanying notes to unaudited pro forma condensed consolidated financial information.

EXPEDIA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2008

(In thousands, except for per share data)

	Historical	Discontinued Operations Adjustments (a)	Continuing Operations	Pro Forma Adjustments		Unaudited Pro Forma
Revenue	$2,937,013	$200,578	$2,736,435	$(10,100	)(e)	$2,726,335

Costs and expenses:
Cost of revenue (1)	638,709	2,414	636,295	(1,800	)(e)	634,495
Selling and marketing (1)	1,105,337	623	1,104,714	(8,300	)(e)	1,096,414

Technology and content (1)	287,763	30,240	257,523	—		257,523
General and administrative (1)	268,721	22,937	245,784	(924	)(f)	251,103
				6,243	(g)
Impairment of goodwill	2,762,100	281,631	2,480,469	—		2,480,469
Impairment of intangible and other long-lived assets	233,900	—	233,900	—		233,900
Other operating expense	69,436	11,161	58,275	—		58,275

Operating loss	(2,428,953)	(148,428)	(2,280,525)	(5,319)		(2,285,844)

Total other expense, net	(85,751)	(19,527)	(66,224)	—		(66,224)

Loss from continuing operations before income taxes	(2,514,704)	(167,955)	(2,346,749)	(5,319)		(2,352,068)
Provision for income taxes	(5,966)	(9,460)	3,494	1,929	(h)	5,423

Net loss from continuing operations	(2,520,670)	(177,415)	(2,343,255)	(3,390)		(2,346,645)
Net loss from continuing operations attributable to noncontrolling interests	2,907	49	2,858	—		2,858

Net loss from continuing operations attributable to Expedia, Inc. common shareholders	$(2,517,763)	$(177,366)	$(2,340,397)	$(3,390)		$(2,343,787)

Net loss per share from continuing operations (d)
Basic	$(17.60)		$(16.36)			$(16.38)
Diluted	(17.60)		(16.36)			(16.38)

Shared used in computing net loss per share from continuing operations (d)
Basic	143,084		143,084			143,084
Diluted	143,084		143,084			143,084

(1) Includes stock-based compensation as follows:
Cost of revenue	$2,252	$—	$2,252	—		$2,252
Selling and marketing	10,198	1,669	8,529	—		8,529
Technology and content	15,111	2,784	12,327	—		12,327
General and administrative	33,730	1,107	32,623	6,243	(g)	38,866

See accompanying notes to unaudited pro forma condensed consolidated financial information.

Expedia, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

(a)	Represents the elimination of the assets and liabilities as well as the results of operations of TripAdvisor, including (i) the reclassification of expense Expedia paid to TripAdvisor related to sales and marketing expense (previously eliminated in consolidation) to third-party expense as the relationship will continue after the spin-off, (ii) the reclassification of expense related to the obligation to fund a charitable foundation that will be assumed by TripAdvisor, Inc. in conjunction with the spin-off, (iii) non-recurring expenses incurred to affect the spin-off of TripAdvisor during the nine months ended September 30, 2011 of $6.5 million and (iv) interest expense and amortization of debt issuance costs and discount, related to the redemption of the 8.5% senior notes in connection with the spin-off, was attributed to discontinued operations in all periods presented.

(b)	Represents the increase in Expedia’s cash and cash equivalents pursuant to the terms of the spin-off.

(c)	Reflects Expedia’s notice of redemption of its 8.5% senior notes due 2016 with an aggregate principal amount of $400 million in connection with the spin-off.

One-time expenses related to this redemption, which include a make-whole call provision as well as the write-off of the unamortized debt issue costs, will be approximately $37 million (or $23 million net of tax). Since these expenses and the related cash payment are non-recurring, they have not been included as a pro forma adjustment.

(d)	Reflects changes in Expedia’s stockholders’ equity to affect the spin-off after giving effect to the one-for-two reverse stock split of Expedia that occurred in connection with the spin-off.

(e)	Reflects the anticipated effects under the material commercial agreements between TripAdvisor and Expedia as part of the spin-off. It is anticipated that Expedia’s average cost-per-click with TripAdvisor will be reduced. This reduction in marketing spend is anticipated to result in lower transaction volumes, revenue and cost of sales at Expedia, with an assumed net operating profit impact of zero. Expedia expects the related reduction in transaction volumes and revenue to be less than the reduction in marketing spend, thus resulting in an annual operating profit benefit; however, a net benefit is not included in the pro forma financial information due to the difficulty in estimating such amount.

(f)	Reflects the estimated amount of costs incurred by Expedia that will be charged to or incurred by TripAdvisor after the spin-off.

(g)	To reflect the net increase to non-cash compensation expense due to the modification of unvested Expedia awards due to the spin-off. The additional expense arises due to the increase in the estimated fair value of these awards due to the modifications, partially offset by a reduction in expense which arises because certain of these modifications result in a shift of stock-based compensation expense from Expedia to TripAdvisor. This amount excludes a one-time expense of $8 million, pre-tax, due to the modification of vested stock options that remain unexercised at the date of the spin-off. Since this expense is non-recurring, it has not been included as a pro forma adjustment.

(h)	Reflects the income tax effects of pro forma adjustments at the applicable statutory tax rates for each period.